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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):   January 29, 2001


                          ADVANCED MICRO DEVICES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-7882              94-1692300
         --------                       ------              ----------
(State or other jurisdiction         (Commission         (I.R.S. Employer
         of incorporation)           File Number)        Identification No.)


     One AMD Place,
     P.O. Box 3453
     Sunnyvale, California                                   94088-3453
     ---------------------                                   ----------
(address of principal executive offices)                     (Zip Code)


Registrant's telephone number,
 including area code:                                       (408) 732-2400
                                                             -------------

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Item 5.  Other Events.
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     On January 29, 2001, Advanced Micro Devices, Inc. (the "Company") announced the Board of Directors authorized a program to repurchase up to $300 million worth of shares over a period of time to be determined by management. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits

     Number                         Exhibit
     ------                         -------

     99.1           Press release dated January 29, 2001.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ADVANCED MICRO DEVICES, INC.



Date:  February 7, 2001              By: /s/ Robert J. Rivet
                                         -----------------------------
                                         Robert J. Rivet
                                         Senior Vice President, Chief Financial
                                         Officer

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                                 Exhibit Index
                                 -------------


     Number              Exhibit
     ------              -------

     99.1           Press release dated January 29, 2001.

                                       4